SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-12

          Federated Premier Intermediate Municipal Income Fund
------------------------------------------------------------------------
            (Name of Registrant as Specified In Its Charter)

                                  N/A
------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]   No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:
      2.    Aggregate number of securities to which transaction applies:
      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4.    Proposed maximum aggregate value of transaction:
      5.    Total fee paid:

[  ]  Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      ------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:
      ------------------------------------------------------------

      3)    Filing Party:
      ------------------------------------------------------------

      4)    Date Filed:
      ------------------------------------------------------------


Federated Premier Municipal Income Fund
Federated Premier Intermediate Municipal Income Fund


Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE . . . VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP AVOID ADDITIONAL EXPENSE.

Federated Premier Municipal Income Fund and Federated Premier
Intermediate Municipal Income Fund (the "Funds") will hold a joint annual meeting of shareholders on September 22, 2006. It is important for you to vote. We recommend that you read the Proxy Statement in its entirety

Why am I being asked to vote?
The Funds' Common Shares are listed on the New York Stock Exchange.
The rules of the Exchange require that the Funds hold an annual meeting each year for the election of Trustees.

What am I being asked to vote on?
The proposals include:

o The election of four Class III Trustees by each Fund's Common and Preferred Shareholders. The Board of Trustees (the "Board) has nominated Lawrence D. Ellis, M.D., Charles F. Mansfield, Jr., John E. Murray, Jr., and James F. Will for these positions.

o     The election of two Trustees by each Fund's Preferred
      Shareholders only. The Board has nominated Peter E. Madden and John S. Walsh for these positions.

How do I vote my shares?
You may vote by telephone at the toll-free number shown on your ballot, in person at the meeting, or complete and return the enclosed proxy card. If you:

1. Choose to help save the Funds time and postage costs by voting by telephone, please don't return your proxy card.
2. Do not respond at all, we may contact you by telephone to request that you cast your vote.
3. Sign and return the proxy card without indicating a preference, your vote will be cast "for" the election of the nominees named in this Proxy Statement.

Whom do I call if I have questions about the Proxy Statement?
Call your Investment Professional or a Federated Client Service
Representative.  Federated's toll-free number is 1-800-730-6001.

   After careful consideration, the Board of Trustees has unanimously approved these nominees. The Board recommends that you read the enclosed materials carefully and vote FOR the
                     election of the nominees.


                FEDERATED PREMIER MUNICIPAL INCOME FUND
          FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND


             NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD SEPTEMBER 22, 2006

      The Joint Annual Meeting of the shareholders of FEDERATED PREMIER MUNICIPAL INCOME FUND and FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND (the "Funds") will be held at 5800 Corporate Drive,
Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on September 22, 2006 for the following purposes:

               (1)To elect four Class III Trustees of each Fund (Common
                  and Preferred Shareholders).

               (2)To elect two Trustees of each Fund (Preferred
                  Shareholders only).

               (3)To transact such other business as may properly come
                  before the meeting or any adjournment thereof.

The Board of Trustees has fixed July 13, 2006, as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the
Trustees


                                                /s/John W. McGonigle
                                                John W. McGonigle
                                                Secretary

July 21, 2006


------------------------------------------------------------
            PLEASE VOTE BY TELEPHONE, OR SIGN, DATE AND
            RETURN THE ENCLOSED PROXY CARD PROMPTLY.
------------------------------------------------------------

------------------------------------------------------------
            YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE
            A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
            PROXY CARD OR VOTING BY TELEPHONE. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK,
            SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD
            OR VOTE BY TELEPHONE SO THAT THE NECESSARY
            QUORUM MAY BE REPRESENTED AT THE ANNUAL
            MEETING.  THE ENCLOSED ENVELOPE REQUIRES NO
            POSTAGE IF MAILED IN THE UNITED STATES.
------------------------------------------------------------





                           TABLE OF CONTENTS

About the Proxy Solicitation and the Joint Annual Meeting....................1

Proposal #1 - Election of Four Class III Trustees (Common and Preferred
Shareholders)................................................................2

Proposal #2 - Election of Two Trustees (Preferred Shareholders only).........3

Information About the Funds..................................................4

      Proxies, Quorum and Voting at the Joint Annual Meeting.................4
      About the Trustees.....................................................5
      Board of Trustees......................................................5
      Share Ownership of the Funds...........................................9
      Meetings of the Board.................................................10
      Committees of the Board...............................................10
      Shareholder Communications............................................11
      Officers of the Funds.................................................11

Independent Auditors........................................................13

Section 16(a) Beneficial Ownership Reporting Compliance.....................16

Shareholder Proposals for 2007 Annual Meeting...............................16

Other Matters and Discretion of Attorneys Named in the Proxy................16

Audit Committee Report...............................................Exhibit A






                            PROXY STATEMENT


                FEDERATED PREMIER MUNICIPAL INCOME FUND
          FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
                       Federated Investors Funds
                          5800 Corporate Drive
                       Pittsburgh, PA 15237-7000

About the Proxy Solicitation and the Joint Annual Meeting

The enclosed proxy is solicited on behalf of the Boards of Trustees (each a "Board" or "Trustees") of Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund (each a "Fund" and collectively, the "Funds"). The proxies will be voted at the Joint
Annual Meeting of Shareholders of the Funds to be held on September 22, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. local time (the "Joint Annual Meeting").

The Joint Annual Meeting is scheduled as a joint meeting of the respective holders of common shares (the "Common Shareholders") and preferred shares (the "Preferred Shareholders" and, together, the "Shareholders") of the two Funds because the Shareholders of the Funds are expected to consider and vote on similar matters. Shareholders of each Fund will vote separately on the Proposals set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on the Proposals by the Shareholders of one Fund will not affect the implementation of the Proposals by the other Fund if the Proposals are approved by the Shareholders of the other Fund.

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Funds. In addition to solicitations through the mail, proxies may be solicited by officers,
employees, and agents of the Funds.   Such persons will receive no
additional compensation for making such solicitations.   In the
unlikely event that quorum is not reached in a timely manner, the Funds may also employ Computershare Fund Services as a proxy solicitor pursuant to its standard contract, the cost of which will be borne by the Funds and is estimated to be approximately $3,500 per Fund. Solicitations by such persons may be by telephone, facsimile, electronic mail, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. The Funds will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

      Shareholders who communicate proxies by telephone have the same power and authority to issue, revoke, or otherwise change their voting instruction as exists for instructions communicated in written form.

The purposes of the Joint Annual Meeting are set forth in the accompanying Notice. The Trustees know of no business that will be presented for consideration at the Joint Annual Meeting other than that mentioned in
the Notice.   Should other business properly be brought before the Joint
Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy cards are expected to first be mailed on or about July
26, 2006 to shareholders of record at the close of business on July 13,
2006 (the "Record Date").   On the Record Date, the Funds had
outstanding the following numbers of shares:





                                                Common Shares   Preferred Shares

Federated Premier Municipal Income Fund            6,119,958         2,147
Federated Premier Intermediate Municipal
Income Fund                                        6,946,981         2,441

The classes of Fund shares listed in the table above are the only classes of shares currently authorized by each Fund.

      The Funds' Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2005, was mailed to shareholders on or about January 27, 2006. A copy of the Annual Report will be furnished, without charge, to any shareholder of either Fund upon request by calling 1-800-730-6001. The Funds' semi-annual report, which includes unaudited financial statements for the six months ended May 31, 2006, accompanies this proxy statement. The most recent shareholder reports also can be accessed from the "Products" section of the Federated Investors website at FederatedInvestors.com. The Funds' principal executive offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Funds' toll-free telephone number is 1-800-730-6001. Federated Investment Management Company (the "Adviser") serves as the investment adviser for each Fund and Federated Administrative Services (the "Administrator") serves as the administrator for each Fund. The address for both the Adviser and the Administrator is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.


           PROPOSAL #1 - ELECTION OF FOUR CLASS III TRUSTEES
                  (COMMON AND PREFERRED SHAREHOLDERS)

      In accordance with each Fund's Amended and Restated Agreement and Declaration of Trust (each a "Declaration"), the Trustees elected by the Common and Preferred shareholders of each Fund have been divided
into the following three classes (each a "Class"):   Class I, whose
term will expire at the Funds' 2007 annual meeting of shareholders; Class II, whose term will expire at the Funds' 2008 annual meeting of shareholders; and Class III, whose term will expire at the Funds' 2006 annual meeting of shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, shareholders will vote to elect Class III Trustees at the Joint Annual Meeting to serve for an approximately three-year term until the 2009 annual meeting and until their successors shall be duly elected and shall qualify.

      The following table summarizes, for both Funds, the nominees who will stand for election by both the Common and Preferred shareholders at the Joint Annual Meeting, the respective Class of Trustees to which they have been designated and the expiration of their respective terms if elected:

Trustee                             Class             Expiration of
Term if Elected*

Lawrence D. Ellis, M.D.             Class III         2009 Annual Meeting
Charles F. Mansfield, Jr.           Class III         2009 Annual Meeting
John E. Murray, Jr.                 Class III         2009 Annual Meeting
James F. Will                       Class III         2009 Annual Meeting

* A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

      The persons named as proxies intend to vote in favor of the election of Lawrence D. Ellis, M.D., Charles F. Mansfield, Jr., John E. Murray, Jr. and James F. Will as Class III Trustees of each Fund. All of the nominees are presently serving as Trustees. Please see "Information about the Funds" for current biographical information about Messrs. Ellis, Mansfield, Murray and Will.

      In the election of the Class III Trustees, the holders of each Fund's Common Shares and Preferred Shares will vote together as a
single class, with each share entitled to one vote.   In the election
of Class III Trustees for each Fund, the four nominees receiving the highest numbers of votes will be elected.

      The Board of Trustees of the Funds unanimously recommends that shareholders vote "FOR" the election of these nominees.


  PROPOSAL #2 - ELECTION OF TWO TRUSTEES (PREFERRED SHAREHOLDERS ONLY)

      In accordance with each Fund's Declaration, at each annual meeting the holders of the Fund's Preferred Shares, voting separately as a class, are entitled to elect two Trustees. The two Trustees elected by the Preferred Shareholders at each annual meeting serve for an approximately one-year term until the next annual meeting and until their successors shall be duly elected and shall qualify. The Common Shareholders of the Funds do not have the right to vote with respect to the election of these two Trustees.

      The following table summarizes, for both Funds, the nominees who will stand for election by the Funds' Preferred shareholders at the Joint Annual Meeting and the expiration of their respective terms if elected:

Trustee                                         Expiration of  Term if Elected*

Peter E. Madden                                 2007 Annual Meeting
John S. Walsh                                   2007 Annual Meeting

* A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

      The persons named as proxies intend to vote in favor of the election of Peter E. Madden and John S. Walsh as Trustees of each Fund. Both of the nominees are presently serving as Trustees. Please see "Information about the Funds" for current biographical information about Messrs. Madden and Walsh

      In the election of the two Trustees to be elected by the Preferred Shareholders, the holders of each Fund's Preferred Shares will vote separately as a class, with each share being entitled to one
vote.   In the election of these Trustees for each Fund, the two
nominees receiving the highest numbers of votes will be elected.

      The Board of Trustees of the Funds unanimously recommends that shareholders vote "FOR" the election of these nominees.








------------------------------------------------------------------------
                      INFORMATION ABOUT THE FUNDS
------------------------------------------------------------------------

Proxies, Quorum and Voting at the Joint Annual Meeting

      In each election of Trustees, the qualified nominees receiving the highest numbers of votes cast by the shareholders entitled to vote in such election at a meeting at which a quorum is present, up to the number of Trustees to be elected in such election, shall be elected.

      Only shareholders of record on the Record Date are entitled to vote at the Joint Annual Meeting. Each Common and Preferred Share of the Funds is entitled to one vote on all matters to be voted on by that class of shares. Fractional shares are entitled to proportionate shares of one vote. Shareholders do not have cumulative voting rights in the election of Trustees.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a later dated proxy or a written notice of revocation and submitting it to the Secretary of the Fund. In addition, although mere attendance at the Joint Annual Meeting will not revoke a proxy, a shareholder present at the Joint Annual Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Joint Annual Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the nominees named in this Proxy Statement.

      All nominees named above have consented to continue to serve if elected. If any nominee named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual
Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate selected by the Nominating Committee of the Board. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee.

      In order to hold each Fund's annual meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding Preferred Shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of the two Trustees to be elected separately by the Preferred Shareholders. Holders of one-third of the total number of outstanding Common and Preferred Shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of the Class III Trustees and any other matter which is properly presented for action by the shareholders at a Fund's annual meeting.

      If a quorum is not present for any proposal, the persons named as proxies may vote those proxies which have been received in favor of one or more adjournments of the Joint Annual Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the proposal at the session of the Joint Annual Meeting to be adjourned. A shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes to constitute a quorum have been received.





About the Trustees

      The following table provides a complete listing of the Funds' Board of Trustees. Only Messrs. Ellis, Mansfield, Murray, Will, Madden and Walsh are nominees for election at the Joint Annual Meeting.



Board of Trustees

      The Board is responsible for managing the Funds' business affairs and for exercising all the Funds' powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Funds (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2005, the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and, except with respect to the Funds, serves for an indefinite term.


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION


                                                                                     Aggregate            Total Compensation
                                                                                    Compensation            From Funds and
                                                                                   From Federated           Federated Fund
                                                                                 Premier Municipal             Complex
                                                                                    Income Fund           (calendar year 2005)
                                                                                    (FPMIF) and
           Name                                                                  Federated Premier
        Birth Date                                                                  Intermediate
          Address                   Principal Occupation(s) for Past Five         Municipal Income
 Positions Held with Funds           Years, Other Directorships Held and           Fund (FPIMIF)
    Date Service Began                      Previous Position(s)                 (past fiscal year)

                                  Principal Occupations: Director or                     $0
John F. Donahue*                  Trustee of the Federated Fund Complex;                                          $0
Birth Date: July 28, 1924         Chairman and Director, Federated
TRUSTEE                           Investors, Inc.
Began serving:  December          -----------------------------------------
2002
                                  Previous Positions: Chairman of the
                                  Federated Fund Complex; Trustee,
                                  Federated Investment Management Company
                                  and Chairman and Director, Federated
                                  Investment Counseling.

                                  Principal Occupations: Principal                       $0
J. Christopher Donahue*           Executive Officer and President of the                                          $0
Birth Date: April 11, 1949        Federated Fund Complex; Director or
PRESIDENT AND TRUSTEE             Trustee of some of the Funds in the
Began serving:  December          Federated Fund Complex; President, Chief
2002                              Executive Officer and Director,
                                  Federated Investors, Inc.; Chairman and
                                  Trustee, Federated Investment Management
                                  Company; Trustee, Federated Investment
                                  Counseling; Chairman and Director,
                                  Federated Global Investment Management
                                  Corp.; Chairman, Federated Equity
                                  Management Company of Pennsylvania, and
                                  Passport Research, Ltd. (Investment
                                  advisory subsidiary of Federated);
                                  Trustee, Federated Shareholder Services
                                  Company; Director, Federated Services
                                  Company.

                                  Previous Positions: President, Federated
                                  Investment Counseling; President and
                                  Chief Executive Officer, Federated
                                  Investment Management Company, Federated
                                  Global Investment Management Corp. and
                                  Passport Research, Ltd.

                                  Principal Occupations: Director or             $1,063.55 (FPMIF)
Lawrence D. Ellis, M.D.*          Trustee of the Federated Fund Complex;         ------------------            $148,500
Birth Date: October 11,           Professor of Medicine, University of           $1,073.04 (FPIMIF)
1932                              Pittsburgh; Medical Director, University
3471 Fifth Avenue                 of Pittsburgh Medical Center Downtown;
Suite 1111                        Hematologist, Oncologist and Internist,
Pittsburgh, PA                    University of Pittsburgh Medical Center.
TRUSTEE
Began serving: December           Other Directorships Held: Member,
2002                              National Board of Trustees, Leukemia
                                  Society of America.

                                  Previous Positions: Trustee, University
                                  of Pittsburgh; Director, University of
                                  Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. (Federated) and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by Federated Securities Corp., the principal underwriter for mutual funds in the Federated Fund Complex.
------------------------------------------------------------------------



INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION


                                                                                     Aggregate            Total Compensation
                                                                                    Compensation            From Funds and
                                                                                   From Federated           Federated Fund
                                                                                 Premier Municipal              Complex
                                                                                    Income Fund             (calendar year
                                                                                    (FPMIF) and                  2005)
           Name                                                                  Federated Premier
        Birth Date                                                                  Intermediate
          Address                   Principal Occupation(s) for Past Five         Municipal Income
 Positions Held with Funds           Years, Other Directorships Held and           Fund (FPIMIF)
    Date Service Began                      Previous Position(s)                 (past fiscal year)
                                  Principal Occupation: Director or              $1,169.89 (FPMIF)             $163,350
Thomas G. Bigley                  Trustee of the Federated Fund Complex.         ------------------
Birth Date: February 3,                                                          $1,180.33 (FPIMIF)
1934                              Other Directorships Held: Director,
15 Old Timber Trail               Member of Executive Committee,
Pittsburgh, PA                    Children's Hospital of Pittsburgh;
TRUSTEE                           Director, University of Pittsburgh.
Began serving: December
2002                              Previous Position: Senior Partner, Ernst
                                  & Young LLP.

                                  Principal Occupations: Director or             $1,169.89 (FPMIF)             $163,350
John T. Conroy, Jr.               Trustee of the Federated Fund Complex;         ------------------
Birth Date: June 23, 1937         Chairman of the Board, Investment              $1,180.33 (FPIMIF)
Investment Properties             Properties Corporation; Partner or
Corporation                       Trustee in private real estate ventures
3838 North Tamiami Trail          in Southwest Florida.
Suite 402
Naples, FL                        Previous Positions: President,
TRUSTEE                           Investment Properties Corporation;
Began serving: December           Senior Vice President, John R. Wood and
2002                              Associates, Inc., Realtors; President,
                                  Naples Property Management, Inc. and
                                  Northgate Village Development
                                  Corporation.

                                  Principal Occupation: Director or              $1,169.89 (FPMIF)             $163,350
Nicholas P. Constantakis          Trustee of the Federated Fund Complex.         ------------------
Birth Date: September 3,                                                         $1,180.33 (FPIMIF)
1939                              Other Directorships Held: Director and
175 Woodshire Drive               Member of the Audit Committee, Michael
Pittsburgh, PA                    Baker Corporation (engineering and
TRUSTEE                           energy services worldwide).
Began serving: December
2002                              Previous Position: Partner, Andersen
                                  Worldwide SC.

                                  Principal Occupation: Director or              $1,063.55 (FPMIF)             $148,500
John F. Cunningham                Trustee of the Federated Fund Complex;         ------------------
Birth Date: March 5, 1943         Director, WinsorTech.                          $1,073.04 (FPIMIF)
353 El Brillo Way
Palm Beach, FL                    Other Directorships Held: Chairman,
TRUSTEE                           President and Chief Executive Officer,
Began serving: December           Cunningham & Co., Inc. (strategic
2002                              business consulting); Trustee Associate,
                                  Boston College.

                                  Previous Positions: Director, Redgate
                                  Communications and EMC Corporation
                                  (computer storage systems); Chairman of
                                  the Board and Chief Executive Officer,
                                  Computer Consoles, Inc.; President and
                                  Chief Operating Officer, Wang
                                  Laboratories; Director, First National
                                  Bank of Boston; Director, Apollo
                                  Computer, Inc.

                                  Principal Occupation: Director or              $1,063.55 (FPMIF)             $148,500
Peter E. Madden                   Trustee of the Federated Fund Complex.         ------------------
Birth Date: March 16, 1942                                                       $1,073.04 (FPIMIF)
One Royal Palm Way                Other Directorships Held: Board of
100 Royal Palm Way                Overseers, Babson College.
Palm Beach, FL
TRUSTEE                           Previous Positions: Representative,
Began serving: December           Commonwealth of Massachusetts General
2002                              Court; President, State Street Bank and
                                  Trust Company and State Street
                                  Corporation (retired); Director, VISA
                                  USA and VISA International; Chairman and
                                  Director, Massachusetts Bankers
                                  Association; Director, Depository Trust
                                  Corporation; Director, The Boston Stock
                                  Exchange.

                                  Principal Occupations: Director or             $1,169.89 (FPMIF)             $163,350
Charles F. Mansfield, Jr.         Trustee of the Federated Fund Complex;         ------------------
Birth Date: April 10, 1945        Management Consultant.                         $1,180.33 (FPIMIF)
80 South Road
Westhampton Beach, NY             Previous Positions: Chief Executive
TRUSTEE                           Officer, PBTC International Bank;
Began serving: December           Partner, Arthur Young & Company (now
2002                              Ernst & Young LLP); Chief Financial
                                  Officer of Retail Banking Sector, Chase
                                  Manhattan Bank; Senior Vice President,
                                  HSBC Bank USA (formerly, Marine Midland
                                  Bank); Vice President, Citibank;
                                  Assistant Professor of Banking and
                                  Finance, Frank G. Zarb School of
                                  Business, Hofstra University; Executive
                                  Vice President, DVC Group, Inc.
                                  (marketing, communications and
                                  technology)

John E. Murray, Jr., J.D.,        Principal Occupations: Director or             $1,276.24 (FPMIF)             $178,200
S.J.D.                            Trustee, and Chairman of the Board of          ------------------
Birth Date: December 20,          Directors or Trustees, of the Federated        $1,287.65 (FPIMIF)
1932                              Fund Complex; Chancellor and Law
Chancellor, Duquesne              Professor, Duquesne University; Partner,
University                        Murray, Hogue and Lannis.
Pittsburgh, PA
TRUSTEE                           Other Directorships Held: Director,
Began serving: December           Michael Baker Corp. (engineering,
2002                              construction, operations and technical
                                  services).

                                  Previous Positions: President, Duquesne
                                  University; Dean and Professor of Law,
                                  University of Pittsburgh School of Law;
                                  Dean and Professor of Law, Villanova
                                  University School of Law.

                                  Principal Occupations:  Director or            $1,063.55 (FPMIF)             $148,500
Marjorie P. Smuts                 Trustee of the Federated Fund Complex;         ------------------
Birth Date: June 21, 1935         Public Relations/Marketing                     $1,073.04 (FPIMIF)
4905 Bayard Street                Consultant/Conference Coordinator.
Pittsburgh, PA
TRUSTEE                           Previous Positions: National
Began serving: December           Spokesperson, Aluminum Company of
2002                              America; television producer; President,
                                  Marj Palmer Assoc.; Owner, Scandia Bord.

                                  Principal Occupations:  Director or            $1,063.55 (FPMIF)             $148,500
John S. Walsh                     Trustee of the Federated Fund Complex;         ------------------
Birth Date: November 28,          President and Director, Heat Wagon, Inc.       $1,073.04 (FPIMIF)
1957                              (manufacturer of construction temporary
2604 William Drive                heaters); President and Director,
Valparaiso, IN                    Manufacturers Products, Inc.
TRUSTEE                           (distributor of portable construction
Began serving: December           heaters); President, Portable Heater
2002                              Parts, a division of Manufacturers
                                  Products, Inc.

                                  Previous Position: Vice President, Walsh
                                  & Kelly, Inc.

                                  Principal Occupations:  Vice Chancellor                $0                       $0
James F. Will*                    and President, Saint Vincent College.
Birth Date: October 12,           -----------------------------------------
1938
Saint Vincent College             Other Directorship Held: Alleghany
Latrobe, PA                       Corporation.
TRUSTEE
Began serving: April 2006         Previous Positions: Chairman, President
                                  and Chief Executive Officer, Armco,
                                  Inc.; President and Chief Executive
                                  Officer, Cyclops Industries; President
                                  and Chief Operating Officer, Kaiser
                                  Steel Coporation.

*James F. Will began serving on the Board of Trustees on April 1,
2006.  Therefore, he did not receive any compensation from the Funds for their most recent fiscal year.
------------------------------------------------------------------------



BOARD OWNERSHIP OF SHARES IN THE FUNDS AND IN THE FEDERATED FAMILY OF
INVESTMENT COMPANIES


                        Dollar Range of
                         Shares Owned         --------------------
                           in FPMIF                                         Aggregate
                         --------------         Dollar Range of          Dollar Range of
                          (as of July           Shares Owned in          Shares Owned in
                           13, 2006)          FPIMIF (as of July       Federated Family of
                                                   13, 2006)          Investment Companies
    Interested                                                         (as of December 31,
 Board Member Name                                                            2005)
John F. Donahue              None                    None                 Over $100,000
J. Christopher           Over $100,000         $50,001-$100,000           Over $100,000
Donahue
Lawrence D. Ellis,           None                    None                 Over $100,000
M.D.


Independent
Board Member Name
Thomas G. Bigley             None                    None                 Over $100,000
John T. Conroy, Jr.          None                    None                 Over $100,000
Nicholas P.                  None                    None                 Over $100,000
Constantakis
John F. Cunningham           None                    None                 Over $100,000
Peter E. Madden              None                    None                 Over $100,000
Charles F.                   None                    None                 Over $100,000
Mansfield, Jr.
John E. Murray,              None                    None                 Over $100,000
Jr., J.D., S.J.D.
Marjorie P. Smuts            None                    None                 Over $100,000
John S. Walsh                None                    None                 Over $100,000
James F. Will                None                    None                     None

------------------------------------------------------------------------

Share Ownership of the Funds
As of July 13, 2006, J. Christopher Donahue, President and Trustee of the Funds, owned 6,800 Common Shares of Federated Premier Municipal Income Fund and 6,800 Common Shares of Federated Premier Intermediate Municipal Income Fund.

As of July 13, 2006, Mary Jo Ochson, Chief Investment Officer of tax-exempt fixed income products and Vice President of the Funds, owned 100 Common Shares of Federated Premier Municipal Income Fund and 1,500 Common Shares of Federated Premier Intermediate Municipal Income Fund.

As of July 13, 2006, no other officer or Trustee of the Funds beneficially owned any shares of either Fund. The officers and Trustees of the Funds collectively own less than 1% of each class of each Fund's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of a class of the outstanding shares of a Fund:

Cede & Co., New York, NY was the record owner of approximately
6,082,197 Common Shares (99.38%) of Federated Premier Municipal Income
Fund.

Cede & Co., New York, NY was the record owner of approximately
6,925,543 Common Shares (99.69%) of Federated Premier Intermediate Municipal Income Fund.







Meetings of the Board

      The Board of each Fund met five times during fiscal 2005. Each Trustee attended at least 75% of the total number of meetings in fiscal 2005 of the Board and of any committees of the Board on which the Trustee served held during the period of the Trustee's service.

Committees of the Board

Executive Committee

      The Executive Committee of each Fund currently consists of John
F. Donahue, John E. Murray, Jr. and John S. Walsh. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of each Fund in such manner as the Executive Committee shall deem to be in the best interests of the Fund. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval. In fiscal 2005, the Executive Committee met on six occasions.

Audit Committee

      The Audit Committee of each Fund currently consists of Thomas G. Bigley, John T. Conroy, Jr., Nicholas P. Constantakis and Charles F. Mansfield, Jr. Mr. Constantakis is Chairman of the Audit Committee and Mr. Mansfield is Vice Chairman. The Board has adopted a written charter for the Audit Committee, a copy of which is available under "Fund Governance" in the "Products" section of Federated's website at FederatedInvestors.com. The Board has determined that the members of the Audit Committee are "independent," as defined by the listing standards of the New York Stock Exchange.

      The purpose of the Funds' Audit Committees is to oversee the accounting and financial reporting process of the Funds, their internal control over financial reporting, and the quality, integrity and independent audit of the Funds' financial statements. The Audit Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Funds' independent auditors, acts as a liaison between the independent auditors and the Board and reviews the Funds' internal audit function. In discharging its responsibilities, the Audit Committee is entitled to rely upon the reports, findings and representations of the Funds' auditors, legal counsel and responsible officers. In fiscal 2005, the Audit Committee met on nine occasions.

      A report of the Audit Committee is attached as Exhibit A to this Proxy Statement.

Nominating Committee

      The Nominating Committee of each Fund currently consists of all of the Fund's Independent Trustees, as identified above. Dr. Murray serves as Chairman of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee, a copy of which is available under "Fund Governance" in the "Products" section of Federated's website at FederatedInvestors.com. The Board has determined that all members of the Nominating Committee are "independent," as defined by the listing standards of the New York Stock Exchange. The Nominating Committee was established in May 2004 and met on one occasion during fiscal 2005.

      The responsibilities of the Nominating Committee are to select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated. The Committee's nominees are presented to the Board for election, or nomination for election by the shareholders, as the case may be. The Committee will consider candidates recommended to the Committee by Independent Trustees of the Fund, officers or employees of any of the Fund's agents or service providers, counsel to the Fund or shareholders of the Fund. In identifying and evaluating candidates for consideration, the Committee will consider such factors as it deems appropriate. These factors will ordinarily include integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an "Independent Trustee," the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.

      Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund's address appearing on page 1. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience.

      The Committee does not at this time have a formal process for identifying and evaluating nominees for Trustee. However, it is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a shareholder.

Shareholder Communications

      A shareholder who wishes to communicate with the Board, a Committee of the Board or any individual Trustee or group of Trustees may do so by sending the communication in writing, addressed to the Board, the Committee, the individual Trustee or group of Trustees, c/o the Secretary of the Fund, at the Fund's address appearing on page 1.

      The Funds do not have a policy regarding attendance by Board members at annual meetings, and it is not anticipated that any members of the Board will attend the Joint Annual Meeting. No member of the Board attended the annual meeting in 2005.

Officers of the Funds

      The executive officers of the Funds are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Funds and their principal occupations during the last five years are as follows:




OFFICERS*


              Name
           Birth Date
             Address
    Positions Held with Funds
---------------------------------
       Date Service Began                      Principal Occupation(s) and Previous Position(s)

                                          Principal Occupations: Executive Vice President and
John W. McGonigle                         Secretary of the Federated Fund Complex; Vice Chairman,
Birth Date: October 26, 1938              Executive Vice President, Secretary and Director,
EXECUTIVE VICE PRESIDENT AND              Federated Investors, Inc.
SECRETARY
Began serving: December 2002              Previous Positions: Trustee, Federated Investment
                                          Management Company and Federated Investment Counseling;
                                          Director, Federated Global Investment Management Corp.,
                                          Federated Services Company and Federated Securities Corp.

                                          Principal Occupations: Principal Financial Officer and
Richard A. Novak                          Treasurer of the Federated Fund Complex; Senior Vice
Birth Date: December 25, 1963             President, Federated Administrative Services; Financial
TREASURER                                 and Operations Principal for Federated Securities Corp.,
Began serving: January 2006               Edgewood Services, Inc. and Southpointe Distribution
                                          Services, Inc.

                                          Previous Positions: Vice President, Finance of Federated
                                          Services Company; held various financial management
                                          positions within The Mercy Hospital of Pittsburgh;
                                          Auditor, Arthur Andersen & Co.

                                          Principal Occupations: Vice Chairman or Vice President of
Richard B. Fisher                         some of the Funds in the Federated Fund Complex; Vice
Birth Date: May 17, 1923                  Chairman, Federated Investors, Inc.; Chairman, Federated
VICE CHAIRMAN                             Securities Corp.
Began serving: December 2002
                                          Previous Positions: President and Director or Trustee of
                                          some of the Funds in the Federated Fund Complex; Executive
                                          Vice President, Federated Investors, Inc. and Director and
                                          Chief Executive Officer, Federated Securities Corp.

                                          Principal Occupations: Senior Vice President and Chief
Brian P. Bouda                            Compliance Officer of the Federated Fund Complex; Vice
Birth Date: February 28, 1947             President and Chief Compliance Officer of Federated
CHIEF COMPLIANCE OFFICER AND              Investors, Inc.; and Chief Compliance Officer of its
SENIOR VICE PRESIDENT                     subsidiaries. Mr. Bouda joined Federated in 1999 and is a
Began serving: August 2004                member of the American Bar Association and the State Bar
                                          Association of Wisconsin.

                                          Principal Occupations: Mary Jo Ochson has been the Funds'
Mary Jo Ochson                            Portfolio Manager since December 2002.  Ms. Ochson was
Birth Date: September 12, 1953            named Chief Investment Officer of tax-exempt fixed income
CHIEF INVESTMENT OFFICER,                 products in 2004 and is Vice President of the Funds. Ms.
TAX-FREE FIXED INCOME, AND VICE           Ochson joined Federated in 1982 and has been a Senior
PRESIDENT                                 Portfolio Manager and a Senior Vice President of the
Began serving: December 2002              Funds' Adviser since 1996.  Ms. Ochson is a Chartered
                                          Financial Analyst and received her M.B.A. in Finance from
                                          the University of Pittsburgh.

* Officers do not receive any compensation from the Funds.
------------------------------------------------------------------------

------------------------------------------------------------------------
                          INDEPENDENT AUDITORS
------------------------------------------------------------------------

      Ernst & Young LLP has been selected as the independent auditors to audit the financial statements of the Funds for fiscal 2006. Ernst & Young LLP audited the financial statements of the Funds in fiscal 2005. It is not expected that a representative of Ernst & Young LLP will be present at the Joint Annual Meeting to make a statement or respond to appropriate questions.
      The following table shows the fees billed by Ernst & Young LLP for the Funds' last two fiscal years for services to each Fund and to the Adviser and its affiliates that provide ongoing services to the
Funds:



-----------------------------------------------------------------------------------------------------------------
                                 Year Ended November 30, 2005                Year Ended November 30, 2004
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                      Audit-Related        All Other             Audit-Related        All Other
                                       Fees (1)            Fees (2)               Fees (1)             Fees (2)
                          Audit Fees              Tax                 Audit Fees            Tax Fees
                                                   Fees
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Federated Premier         $25,895     $81         $--     $20,000     $16,984    $--        $--       $20,000
Municipal Income Fund
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Federated Premier         $25,895     $81         $--     $20,000     $16,984    $--        $--       $20,000
Intermediate Municipal
Income Fund
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Federated Investment      N/A         $111,153    $--     $--         N/A        $16,500    $--       $--
Management Company and
its affiliates that
provide ongoing services
to the Funds
-----------------------------------------------------------------------------------------------------------------

(1) These services consisted of transfer agent testing (direct to funds) and review of Sarbanes Oxley Section 302 procedures.
(2) These services consisted of quarterly reviews of the Preferred Shares asset maintenance test calculations.

        The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
      Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.
      The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.





AUDIT SERVICES
      The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.
      In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES
      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds' financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES
      The Audit Committee believes that the independent auditor can provide tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES
      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the auditor by the Fund during the fiscal year in which the services are provided;

(2) Such services were not recognized by the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund at the time of the engagement to be non-audit services; and

(3) Such services are promptly brought to the attention of the Audit Committee of the Fund and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS
      Pre-approval fee levels for all services to be provided by the independent auditor are established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES
      Requests or applications to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

      The percentages of services in the Audit Related Fees, Tax Fees and All Other Fees categories in the table above that were approved by the Audit Committee pursuant to Section 2-01(c)(7)(i)(C) of Regulation S-X were as follows:

      Federated Premier Municipal Income Fund:

            2005- 0%

            2004- 0%

      Federated Premier Intermediate Municipal Income Fund:

            2005- 0%

            2004- 0%

      Federated Investment Management Company and affiliates:

            2005- 0%

            2004- 0%



      Non-Audit Fees billed to the Funds, the Funds' investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

      Fiscal year ended 2005 - $202,136

      Fiscal year ended 2004 - $291,707

      The Funds' Audit Committee has considered that the provision of non-audit services that were rendered to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.






------------------------------------------------------------------------
        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
------------------------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the Investment Company Act of 1940 require that each Fund's Trustees and officers, the Funds' investment advisor and its affiliated persons, and beneficial owners of more than 10% of any class of a Fund's outstanding securities ("Reporting Persons") file reports with the Securities and Exchange Commission with respect to changes in their beneficial ownership of securities of the Fund. Based solely upon a review of the copies of such filings and written representations from certain Reporting Persons received by the Funds, the Funds believe that all Reporting Persons complied with all
Section 16(a) filing requirements in the fiscal year ended November 30, 2005.


------------------------------------------------------------------------
             SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
------------------------------------------------------------------------

      Shareholder proposals intended for inclusion pursuant to Rule 14a-8 under the Exchange Act in a Fund's proxy statement for its 2007 annual meeting of shareholders must be received by the Funds, at the address indicated on page 1 of this Proxy Statement, not later than March 23, 2007. In order for a proposal made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by the Funds at such address not later than June 6, 2007.

------------------------------------------------------------------------
      OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
------------------------------------------------------------------------

      No business other than the matters described above is expected to come before the Joint Annual Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Joint Annual Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Funds.


------------------------------------------------------------------------
  SHAREHOLDERS ARE REQUESTED TO VOTE BY TELEPHONE OR COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE,
         WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------

                                                By Order of the Trustees


                                                       /s/John W. McGonigle
                                                       John W. McGonigle
                                                               Secretary
July 21, 2006

                FEDERATED PREMIER MUNICIPAL INCOME FUND
          FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND


Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779










------------------------------------------------------------------------
IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY
------------------------------------------------------------------------

In an effort to reduce costs and avoid duplicate mailings, the Funds intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Funds resides (so-called "householding"), as permitted by applicable rules. The Funds' "householding" program covers their Semi-Annual and Annual Shareholder Reports and any proxy or information statements. Shareholders must give their written consent to participate in the "householding" program. The Funds are also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Funds give notice of their intent to "household" at least sixty (60) days before they begin "householding" and (iii) none of the shareholders in the household have notified the Funds or their agent of the desire to "opt out" of "householding." Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of "householding" at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Funds at 1-800-730-6001.
















                               EXHIBIT A
             (approved by the Board of Trustees on May 18, 2006)


                         AUDIT COMMITTEE REPORT
      The Audit Committee oversees each Fund's financial reporting process on behalf of the Board of Trustees. The Committee operates pursuant to a written charter adopted by the Board. The Board of Trustees, in its business judgment, has determined that all members of the Audit Committee are "independent" as defined in the listing standards of the New York Stock Exchange.

      The Funds' management has the primary responsibility for the preparation, presentation and integrity of the Funds' financial statements and the adequacy of their internal controls. The independent registered public accounting firm is responsible for planning and carrying out an audit in accordance with standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion based on the audit as to whether each Fund's audited financial statements fairly present its financial position, results of operations and changes in net assets in conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Audit Committee has reviewed each Fund's audited financial statements for the year ended November 30, 2005 and has discussed the financial statements with management and with Ernst & Young LLP, the Funds' independent registered public accounting firm for 2005. The Audit Committee has received from the independent registered public accounting firm written disclosures pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees, and has discussed those matters with the independent registered public accounting firm. The Audit Committee has also received from the independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and has discussed with the independent registered public accounting firm its independence. The Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm's independence.

      Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Trustees that each Fund's audited financial statements be included in the Funds' Annual Report for the fiscal year ended November 30, 2005 filed with the Securities and Exchange Commission.

Respectfully submitted:
Nicholas P. Constantakis, Audit Committee Chairman
Charles F. Mansfield, Jr., Audit Committee Vice Chairman
Thomas G. Bigley, Audit Committee Member
John T. Conroy, Jr., Audit Committee Member


Cusip 31423M105
Cusip 31423M204
Cusip 31423P108
Cusip 31423P207
35225 (7/06)



            FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

                                  Common Shares

     Proxy for Annual Meeting of Shareholders to be held September 22, 2006

You may also vote by telephone at 1-800-454-8683. If you vote by telephone, please don't return this proxy card.

The undersigned hereby appoints Alecia A. Allison, Suzanne W. Land, Catherine C. Ryan, Mark R. Thompson and Nelson W. Winter, or any one of them, true and lawful attorneys and proxies, with the power of substitution, to vote all shares of Federated Premier Intermediate Municipal Income Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on September 22, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

A vote FOR the proposal includes discretionary authority to vote for a substitute if a nominee listed becomes unable or unwilling to serve. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

      To  elect  four  Class  III  Trustees  of  the  Fund.   Nominees:
      Lawrence D. Ellis, M.D., Charles F. Mansfield, Jr., John E. Murray, Jr. and James F. Will

                FOR all nominees                            [   ]
                WITHHOLD AUTHORITY TO VOTE for all nominees [   ]
                FOR ALL EXCEPT*                             [   ]

                *(Instruction:  to  withhold  authority  to vote  for an
                individual   nominee(s),   write  the   name(s)  of  the
                nominee(s) on the line below.

                -----------------------------------------



YOUR VOTE IS IMPORTANT
Please complete, sign and return
----------------------------
this card as soon as possible.
Date
Mark with an X in the box.
----------------------------
                                                           Signature

                                                 ----------------------------
                                                     Signature (Joint Owners)



   Please sign exactly as your name appears on the books of the Fund. FOR JOINT ACCOUNTS, EACH JOINT OWNER SHOULD SIGN. When signing as attorney, executor, administrator, trustee, etc., please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer and give full title. If a partnership, please sign in partnership name by authorized person and give full title.

            FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

                                Preferred Shares

     Proxy for Annual Meeting of Shareholders to be held September 22, 2006

You may also vote by telephone at 1-800-454-8683. If you vote by telephone, please don't return this proxy card.

The undersigned hereby appoints Alecia A. Allison, Suzanne W. Land, Catherine C. Ryan, Mark R. Thompson and Nelson W. Winter, or any one of them, true and lawful attorneys and proxies, with the power of substitution, to vote all shares of Federated Premier Intermediate Municipal Income Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on September 22, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL.

A vote FOR a proposal includes discretionary authority to vote for a substitute if a nominee listed becomes unable or unwilling to serve. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

            To  elect  four  Class  III  Trustees  of  the  Fund.   Nominees:
            Lawrence D. Ellis, M.D., Charles F. Mansfield, Jr., John E. Murray, Jr. and James F. Will

                        FOR all nominees              [   ]
                        WITHHOLD AUTHORITY
                             TO VOTE for all nominees [   ]
                        FOR ALL EXCEPT*               [   ]
                     *(Instruction:  to  withhold  authority  to vote  for an
                     individual   nominee(s),   write  the   name(s)  of  the
                     nominee(s) on the line below.

                     -----------------------------------------

            To  elect  two   Trustees  of  the  Fund.   Nominees:   Peter  E.
            Madden and John S. Walsh

                        FOR all nominees              [   ]
                        WITHHOLD AUTHORITY
                             TO VOTE for all nominees [   ]
                        FOR ALL EXCEPT*               [   ]
                     *(Instruction:  to  withhold  authority  to vote  for an
                     individual   nominee(s),   write  the   name(s)  of  the
                     nominee(s) on the line below.

                     -----------------------------------------


YOUR VOTE IS IMPORTANT
Please complete, sign and return
----------------------------
this card as soon as possible.
Date
Mark with an X in the box.
----------------------------
                                                           Signature

                                                 ----------------------------
                                                     Signature (Joint Owners)



Please sign exactly as your name appears on the books of the Fund. FOR JOINT ACCOUNTS, EACH JOINT OWNER SHOULD SIGN. When signing as attorney, executor, administrator, trustee, etc., please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer and give full title. If a partnership, please sign in partnership name by authorized person and give full title.